SUBSCRIPTION AGREEMENT

FOR

PROSPECT STREET CAPITAL PARTNERS, L.P.









Subscription Agreement for Prospect Street Capital Partners, L.P.

To the undersigned Subscriber:
Prospect Street Capital Partners, L.P. a Delaware limited partnership
(the
"Partnership"), and Prospect Street Ventures II, LLC, a Delaware
limited
liability company (the "General Partner"), hereby agree with you (the "Subscriber") as follows:
1.	Defined Terms. Capitalized terms used herein without definition have the
meanings set forth in the Limited Partnership Agreement (the
"Partnership
Agreement") of the Partnership.
2.	Sale and Purchase of Limited Partner Interest. Subject to the
terms and
conditions hereof, and in reliance upon the representations and warranties of
the respective parties contained herein, upon counter-signature hereof by the
General Partner, (a) the Partnership agrees to sell to you and you irrevocably
subscribe for and agree to purchase from the Partnership an interest as
a
Limited Partner in the Partnership (an "Interest"), (b) you agree to become a
Limited Partner of the Partnership (a "Limited Partner") and (c) the
Partnership
and the General Partner agree that you shall be admitted as a Limited
Partner,
in each case on the Closing Date (as defined below) and upon the terms
and
conditions, and in consideration for your agreement to be bound by the terms and
provisions, of the Partnership Agreement and this Agreement, with a capital
commitment to the Partnership in the amount equal to the amount set forth in the
Schedule of Partners, but in no event greater than the amount set forth opposite
your signature at the end of this Agreement (your "Capital
Commitment").
3.	Other Subscription Agreements.  The Partnership and the General
Partner
have entered into or expect to enter into separate subscription agreements (the
"Other Subscription Agreements" and, together with this Agreement, the "Subscription Agreements") with other subscribers (the "Other Subscribers"), providing for the sale to the Other Subscribers of Interests and the admission
of the Other Subscribers as Limited Partners at the Closing. This
Agreement and
the Other Subscription Agreements are separate agreements, and the sales of
Interests to you and the Other Subscribers are to be separate sales.
4.	Closing.  The closing (the "Closing") of the sale to you, and the subscription for and purchase by you, of an Interest, and your admission as a
Limited Partner, shall take place on such date and at such time as the
General
Partner and the Partnership shall accept this Subscription Agreement
(the date
of the Closing being hereinafter referred to as the "Closing Date").
5.	Representations and Warranties of the Subscriber.  In addition to the
representations and warranties made by you in the Partnership
Agreement, you
represent and warrant to the Partnership and the General Partner that:
(a)	Access to Information. You have made your own decision to make an investment in the Partnership and you have not relied on any advice regarding
your decision to make such investment in the Partnership by the General
Partner
or any affiliate thereof.
(b)	No other Respresentations. The subscriber has not relied on any representations of any representative of the Partnership, the General
Partner,
any placement agent, or any Affiliate thereof with respect to this investment
other than those representations set forth in the Partnership Agreement or the
Confidential Private Placement Memorandum (as supplemented, amended or amended
and restated from time to time, the "Memorandum").
(c)	Evaluation of and Ability to Bear Risks. You have such knowledge
and
experience in financial affairs that you are capable of evaluating the merits
and risks of purchasing an Interest, and you have not relied in connection with
this investment upon any representations, warranties or agreements other than
those set forth in this Agreement and the Partnership Agreement. Your financial
situation is such that you can afford to bear the economic risk of holding the
Interest for an indefinite period of time, and you can afford to suffer the
complete loss of your investment in the Interest.
(d)	Evaluation of and Ability to Bear Risks. You have such knowledge
and
experience in financial affairs that you are capable of evaluating the merits
and risks of purchasing an Interest, and you have not relied in connection with
this investment upon any representations, warranties or agreements other than
those set forth in this Agreement and the Partnership Agreement. Your financial
situation is such that you can afford to bear the economic risk of holding the
Interest for an indefinite period of time, and you can afford to suffer the
complete loss of your investment in the Interest.
(e)	Investor Suitability. In furtherance of your representations set forth in
the Partnership Agreement, the information set forth in Annex A hereto is true
and correct.
(f)	Investment Company Act Matters.  Your Commitment is less than or equal to
40% of your total assets. Your stockholders, partners, Limited Partners or other
beneficial owners do not have individual discretion as to their participation in
particular investments made by the Partnership.
6.	Effectiveness. Notwithstanding any provisions in this
Subscription
Agreement to the contrary, this Subscription Agreement shall not be effective
until such date as the General Partner notifies each Limited Partner of its
acceptance hereof.
7.	Amendments and Waivers.  This Agreement may be amended and the observance
of any provision hereof may be waived (either generally or in a particular
instance and either retroactively or prospectively) only with the written
consent of you, the Partnership and the General Partner.
8.	Notice of Change; Additional Information.  The Subscriber will give the
Partnership prompt notice of any change that causes any representation contained
herein or in the Partnership Agreement to be incorrect.  The Subscriber will
also provide the General Partner with any additional information that the
General Partner shall require in order to determine that the
Partnership shall
be in compliance with applicable laws.
9.	Successors and Assigns. This Agreement shall be binding upon and inure to
the benefit of and be enforceable by the respective successors and assigns of
the parties hereto and it is understood that you may not assign this
Agreement
without the consent of the General Partner.
10.	Power of Attorney.  You hereby designate, constitute and appoint the
General Partner as your true and lawful representative and attorney-in-
fact, in
your name, place and stead with full power and authority to act in your name and
on your behalf with respect to the execution and delivery of the
Partnership
Agreement substantially in the form of such Agreement provided to you, with full
power and authority to do and perform each and every act and thing whatsoever
required and necessary to be done in and about the foregoing as you might or
could do if personally present, and you hereby ratify and confirm all that each
said attorney shall lawfully do or cause to be done by virtue of this power of
attorney.
11.	Tax Certification.  You hereby certify that (a) the taxpayer identification provided under your signature is correct and (b) the
Limited
Partner is not subject to backup withholding because (i) you have not been
notified that you are subject to backup withholding as a result of failure to
report interest and dividends or (ii) the Internal Revenue Service has not
notified you that you are subject to backup withholding.
12.	 Applicable Law.  This agreement and the rights and obligations of the
parties hereto shall be interpreted and enforced in accordance with and governed
by the laws of Delaware applicable to agreements made and to be performed wholly
within that jurisdiction.
13.	Entire Agreement.  This Agreement, the Partnership Agreement, the
Memorandum and any other written agreements between the General Partner or the
Partnership and a Limited Partner (including the Subscriber) contain the entire
agreement of the parties with respect to the subject matter hereof and thereof,
and there are no representations, covenants or other agreements except as stated
or referred to herein or therein.
14.	Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single instrument.

If you are in agreement with the foregoing, please so indicate by signing in the counterpart signature page attached hereto, whereupon this Agreement shall become a binding agreement between you, the General Partner and the Partnership and you shall become a Limited Partner, effective as of the Closing Date set forth below.
PROSPECT STREET CAPITAL PARTNERS, L.P.

By: PROSPECT STREET VENTURES II, LLC,
       its general partner



By:  ______________________________________
	Name:
	Title:


PROSPECT STREET VENTURES II, LLC



By:_______________________________________
	Name:
	Title:


Closing Date: ________________

The foregoing Subscription Agreement for Prospect Street Capital
Partners, L.P.
is hereby agreed to by the undersigned as of the Closing Date:


___________________________________
Print Name of Subscriber


By:	_______________________________
	(Signature of Subscriber)

If Subscriber is not an individual, please print below the name and title of person signing on behalf of the Subscriber:

Name:	______________________________
Title:	______________________________


U.S.$_______________________________
	Amount of Capital Commitment


____________________________________
U.S. Taxpayer Identification Number


	For Purposes of the Partnership Agreement, the above Subscriber hereby
certifies to the General Partner that the categories checked below apply to the
Subscriber.
____	The Subscriber is an ERISA Partner.
____	The Subscriber is a Tax Exempt Partner.
____	The Subscriber is a "bank holding company" within the meaning of the Bank
Holding Company Act.
____	The Subscriber is a United States person for U.S. federal income tax
purposes.
____	The Subscriber is not a United States person for U.S. federal income tax
purposes.

	Please complete Annex A and Annex B to the Subscription Agreement attached hereto.


Annex A to Subscription Agreement

CERTIFICATION AS TO CERTAIN REGULATORY MATTERS

The Subscriber hereby certifies pursuant to the Subscription Agreement attached
hereto as follows:
1.	Accredited Investor Status.  The Subscriber is an "Accredited
Investor" as
such term is defined in Rule 501(a) of Regulation D promulgated under the
Securities Act of 1933, as amended (the "Securities Act") and meets each of the
following Accredited Investor categories marked below (please mark each category
that applies):
______
(i)	a bank as defined in Section 3(a)(2) of the Securities Act, or a savings
and loan association or other institution as defined in Section
3(a)(5)(A) of
the Securities Act, whether acting in its individual or fiduciary capacity;
______
(ii)	a broker or dealer registered pursuant to Section 15 of the
Securities
Exchange Act of 1934, as amended (the "Exchange Act");
______
(iii)	an insurance company as defined in Section 2(13) of the
Securities Act;
______
(iv)	an investment company registered under the Investment Company
Act;
______
(v)	a business development company as defined in Section 2(a)(48) of the
Investment Company Act;
______
(vi)	a Small Business Investment Company licensed by the U.S. Small
Business
Administration under Section 301(c) or (d) of the Small Business
Investment Act
of 1958, as amended;
______
(vii)	a plan established and maintained by a state, its political
subdivisions,
or any agency or instrumentality of a state or its political subdivisions, for
the benefit of its employees, if such plan has total assets in excess of
$5,000,000;
______
(viii)	an employee benefit plan within the meaning of the Employee
Retirement Income Security Act of 1974, as amended ("ERISA"), if either

(a)	the investment decision is made by a plan fiduciary, as defined in Section
3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser,

(b)	the employee benefit plan has total assets in excess of
$5,000,000, or

(c)	the plan is a self-directed plan with investment decisions made solely by
persons that are Accredited Investors;
______
(ix)	a private business development company as defined in Section
202(a)(22) of
the Investment Advisers Act of 1940, as amended;
______
(x)	an organization described in Section 501(c)(3) of the Internal
Revenue
Code of 1986, as amended (the "Code"), corporation, Massachusetts or similar
business trust, or partnership not formed for the specific purpose of making an
investment in the Company, with total assets in excess of $5,000,000;
______
(xi)	a director, executive officer, or administrative member of the issuer of
the membership interests being offered or sold, or a director, executive
officer, or general partner of an administrative member of that issuer;
______
(xii)	a natural person whose individual net worth, or joint net worth with his
or her spouse, at the time of his or her purchase exceeds $1,000,000;
______
(xiii)	a natural person who has an individual income in excess of
$200,000
in each of the two most recent years or joint income with that person's spouse
in excess of $300,000 in each of those years and has a reasonable expectation of
reaching the same income level in the current year;
______
(xiv)	a trust, with total assets in excess of $5,000,000, not formed for the
specific purpose of making an investment in the Company whose purchase of the
membership interests offered is directed by a sophisticated person as described
in Rule 506(b)(2)(ii) of Regulation D; or
______
(xv)	an entity in which all of the equity owners are Accredited
Investors.
2.	Qualified Purchaser Status.  The Subscriber is a "Qualified
Purchaser" as
such term is defined in Section 2(a)(51) of the Investment Company Act and meets
each of the following Qualified Purchaser categories marked below
(please mark
each category that applies or, if no such categories apply, please so indicate
in Section 4 below):
______
(i)	a natural person (including any person who holds a joint,
community
property, or other similar shared ownership interest in an issuer that is
excepted under Section 3(c)(7) of the Investment Company Act with that person's
Qualified Purchaser spouse) who owns not less than $5,000,000 in investments1;
______
(ii)	a company that was not formed or recapitalized for the specific purpose of
making an investment in the Partnership that owns not less than
$5,000,000 in
investments and that is owned directly or indirectly by or for two or more
natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations,
or trusts established by or for the benefit of such persons;
______
(iii)	a trust that is not covered by clause (ii) of this Section 2 and that was
not formed or recapitalized for the specific purpose of making an investment in
the Partnership, as to which the trustee or other person authorized to make
decisions with respect to the trust, and each settlor or other person who has
contributed assets to the trust, is a person described in clause (i) or
(ii) of
this Section 2; or
______
(iv)	a person acting for its own account or the accounts of other persons
described in clauses (i), (ii) or (iii), who in the aggregate owns and invests
on a discretionary basis, not less than $25,000,000 in investments; or
______
(v)	any entity in which each of the beneficial owners of its
securities is a
person described in clause (i), (ii), (iii) or (iv) of this Section 2.

If the Subscriber is a Qualified Purchaser based on one or more of the categories set forth in clauses (ii), (iii), or (iv) of this Section 2, such
Subscriber must answer Question 3 below.
3.	Additional Information to be Provided by Entities under the
Qualified
Purchaser Rules.   If the Subscriber is an entity, please indicate
which of the
following apply:
______
(i)	The Subscriber is not an "investment company" as defined in
Section 3 of
the Investment Company Act because it is relying on the exception from the
definition of an "investment company" in Section 3(c)(1) or 3(c) (7) of the
Investment Company Act.
	If the Subscriber has checked this item, the Subscriber further represents
that it was either (a) organized after April 30, 1996 or (b) organized on or
before April 30, 1996 and the consent to the treatment of the
Subscriber as a
"Qualified Purchaser" has been obtained from the following parties: (A)
each
beneficial owner of an interest in the Subscriber who acquired such interest on
or before April 30, 1996, (B) each beneficial owner of any holder of an interest
in the Subscriber that is a Section 3(c)(1) or 3(c)(7) company that acquired
such interest on or before April 30, 1996 (a "Pre-May Indirect Holder")
and (C)
the holder of any interest in a Pre-May Indirect Holder that is a
Section
3(c)(1) or 3(c)(7) company and that is controlled by or is under common control
with the Subscriber or the Partnership, if such holder acquired its interest in
the Pre-May Indirect Holder on or prior to April 30, 1996.
______
(ii)	The Subscriber is not an "investment company" as defined in
Section 3 of
the Investment Company Act for reasons other than the exceptions from the
definition of an "investment company" in Section 3(c)(1) and Section
3(c)(7) of
the Investment Company Act.
4.	Failure to Meet Qualified Purchaser Status.  If the Subscriber is
NOT a
"Qualified Purchaser" as such term is defined in Section 2(a)(51) of the
Investment Company Act, please so indicate by placing a mark in the following
space.  __________
*   *   *   *   *   *

For purposes of this Annex A, the term "investments" means:

(1)	Securities (as defined in Section 2 (a)(1) of the Securities
Act), other
than securities of an issuer that controls, is controlled by, or is under common
control with, the Subscriber, unless the issuer of such securities is:
(a) an
investment company, a company that would be an investment company but for the
exclusion provided by Sections 3(c)(1) through 3(c)(9) of the
Investment Company
Act or Rule 3a-6 or 3a-7 under the Investment Company Act, or a commodity pool;
(b) a company that files periodic reports under Section 13 or 15(d) of the
Exchange Act, or has a class of securities listed on a "designated offshore
securities market" as defined in Regulation S under the Securities Act;
or (c) a
company with shareholder's equity of not less than $50,000,000
(determined in
accordance with generally accepted accounting principles) as reflected on the
company's most recent financial statements, provided that such financial
statements present the information as of a date within 16 months preceding the
date on which the Subscriber acquires an interest in the Partnership.
(2)	Real estate held for investment purposes. Real estate shall not be
considered to be held for investment purposes if it is used by the
Subscriber or
a sibling, spouse or former spouse, or a direct lineal descendant or ancestor by
birth or adoption of the Subscriber, or a spouse of the descendent or ancestor
(a "Related Person"), or by any owner of the Subscriber if the
Subscriber is a
company or any Related Person of such owner, for personal purposes or as a place
of business, or in connection with the conduct of the trade or business of the
Subscriber or a Related Person (including an owner of the Subscriber or any
Related Person of such owner), provided that real estate owned by the
Subscriber
may be deemed to be held for investment purposes if the Subscriber is engaged
primarily in the business of investing, trading or developing real estate.
Residential real estate shall not be deemed to be used for personal purposes if
deductions with respect to such real estate are not disallowed by
Section 280A
of the Code;
(3)	Commodity futures contracts, options on commodity futures
contracts, and
options on physical commodities that are traded on or subject to the rules of
any contract market designated for trading such transactions under the
Commodity
Exchange Act and the rules thereunder or of any board of trade or exchange
outside the United States contemplated in Part 30 of the rules under the
Commodity Exchange Act ("Commodity Interests") that are held for investment
purposes. A Commodity Interest owned, or a financial contract entered into, by
the Subscriber may be deemed to be held for investment purposes if the Subscriber is engaged primarily in the business of investing, reinvesting or trading in Commodity Interests, Physical Commodities or financial contracts in
connection with such business.
(4)	Physical commodities with respect to which a Commodity Interest is traded
on a contract market designated as specified in the preceding paragraph
(3)
("Physical Commodities") and that are held for investment purposes.
Physical
Commodities owned, or a financial contract entered into, by the
Subscriber may
be deemed to be held for investment purposes if the Subscriber is engaged
primarily in the business of investing, reinvesting or trading in
Commodity
Interests, Physical Commodities or financial contracts in connection with such
business.
(5)	To the extent not securities, financial contracts (as defined in
Section
3(c)(2)(B)(i) of the Investment Company Act) entered into for investment
purposes.
(6)	Cash and cash equivalents (including non-U.S. currencies) held for
investment purposes. Cash and cash equivalent include bank deposits, certificates of deposit, bankers acceptances and similar bank instruments held for investment purposes and the net cash surrender value of an insurance policy.
Valuation of Investments: The value of an investment is its fair market value on the most recent practicable date or its cost; provided, that the value of
Commodity Interests shall be the value of the initial margin or option premium deposited in connection with the Commodity Interest.
Deductions from Valuation: The mount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring the investments of the Subscriber shall be deducted from the amounts of the Subscriber's investments. In addition, the amount of any outstanding indebtedness incurred to acquire the investments shall be deducted.
Special Rules:
	Joint Investments: If the Subscriber is a natural person, the Subscriber may include in the amount of his or her investments any investments held jointly with the Subscriber's spouse, or investments in which the Subscriber shares with his or her spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are Qualified Purchasers, there may be included in the amount of each spouse's investments any investments owned by the other spouse (whether or not such investments are held jointly). In each case, there shall be deducted from the amount of any such investments the amounts specified in the first sentence of
"Deductions from Valuation" incurred by each spouse.
	Certain Retirement Plans and Trusts: If the Subscriber is a natural person, he or she may include in the amounts of his or her investments any investments held in an individual retirement account or similar account, the investments of which are directed by and held for the benefit of the Subscriber.

Annex B to Subscription Agreement

PROSPECT STREET CAPITAL PARTNERS, L.P.
CORRESPONDENCE AND PAYMENT INSTRUCTIONS

SUBSCRIBER: _______________________________________________________


1. All correspondence addressed to the Subscriber should be sent to the following:
Contact Name:__________________________
Title:___________________________________
Company:_______________________________________________________________
_______

Address:_______________________________________________________________
________
		Number and Street (No P.O. Box Please)
_______________________________________________________________________
_______
	City	State	Country	Zip or Postal Code

Telephone:___________________________	Fax:
___________________________________
	Area Code	Number	Area Code	Number

Email:_______________________________






2. Name and address of any other person to whom correspondence should be sent.
Name:__________________________________________________________________
_______

Title:_________________________________________________________________
_________

Company:_______________________________________________________________
_______

Address:_______________________________________________________________
________
		Number and Street (No P.O. Box Please)
_______________________________________________________________________
_______
	City	State	Country	Zip or Postal Code

Telephone:___________________________	 Fax:
___________________________________
	Area Code	Number	Area Code	Number

Email:_______________________________







3. Instructions for capital contributions should be sent to:
___  The person specified in Section l
___  The person specified in Section 2
___  The following:

Name:__________________________________________________________________
_______

Title:_________________________________________________________________
_________

Company:_______________________________________________________________
_______

Address:_______________________________________________________________
________
Number and Street (No P.O. Box Please)
_______________________________________________________________________
_______
	City	State	Country	Zip or Postal Code

Telephone:___________________________ 	 Fax:
___________________________________
	Area Code	Number	Area Code	Number

Email:______________________________






4. Cash distributions should be sent by wire transfer to the following account:
Bank
Name:__________________________________________________________________
__

Bank Address:
__________________________________________________________________

_______________________________________________________________________
_______

ABA Number:
__________________________________________________________________

Name of Account:
_______________________________________________________________

Account Number:
_______________________________________________________________

Reference1:
____________________________________________________________________

Reference2:
____________________________________________________________________

Reference3:
____________________________________________________________________








5. Prior to each distribution, the following should be notified of the amount and date of the distribution:
___  The person specified in Section l
___  The person specified in Section 2
___  The person specified in Section 3
___  The following:

Name:__________________________________________________________________
_______

Title:_________________________________________________________________
_________

Company:_______________________________________________________________
_______

Address:_______________________________________________________________
________
Number and Street (No P.O. Box Please)
_______________________________________________________________________
_______
	City		State	Country	Zip or Postal Code

Telephone:___________________________  	Fax:
___________________________________
		Area Code	Number	Area Code	Number

Email:_______________________________






6. Type of Investor (check one):
___ Individual ___ Corporation  ___ Limited Liability Company  ___
Partnership
___ Trust  ___ Other

___ Joint Investor (check one of the following):

___ Rights of Survivorship
___ Tenants in Common
___ Community Property

State or other jurisdiction in which incorporated or formed:_______________________________

Date of incorporation or
formation:__________________________________________________







7.	Is the Investor a United States taxpayer?  (check one) 	___
Yes   ___
No

If yes, the Investor's social security or taxpayer identification number is:____________________

Tax forms (IRS Form K-1) should be sent to:

___  The person specified in Section l
___  The person specified in Section 2
___  The person specified in Section 3
___  The person specified in Section 5
___  The following: (e.g., accountant):

Name:__________________________________________________________________
_______

Title:_________________________________________________________________
_________

Company:_______________________________________________________________
_______

Address:_______________________________________________________________
________
	Number and Street (No P.O. Box Please)

_______________________________________________________________________
_______
	City	State	Country	Zip or Postal Code

Telephone:___________________________  	Fax:
___________________________________
	Area Code	Number	Area Code	Number

Email:_______________________________

1 Please see the definition of "investments" below.
	B-5

[EXECUTION COPY]

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